Exhibit 99.1

Case 19-11984-CSS    Doc 571    Filed 12/03/19    Page 1 of 13

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: FRED’S, INC., et al.	Case No. 19-11984 (CSS)
Reporting Period: October 6, 2019 to November 2, 2019

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	✓
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1a	✓
Schedule of Professional Fees Paid	MOR-1b	✓
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	✓
Balance Sheet	MOR-3	✓
Status of Postpetition Taxes	MOR-4	✓
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	✓
Listing of aged accounts payable	MOR-4	✓
Accounts Receivable Reconciliation and Aging	MOR-5	✓
Debtor Questionnaire	MOR-5	✓

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Mark Renzi	12/3/2019
Signature of Authorized Individual*	Date

Mark Renzi	Chief Restructuring Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

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FRED’S, INC., et al.

DEBTORS AND DEBTORS IN POSSESSION

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

For period from October 6, 2019 to November 2, 2019

($ in 000’s) Cash Flow Summary	Current Month	Cumulative
Beginning Cash Balance	—	—
Receipts
FS Collections	13,711	28,280
Rx Collections	10,811	24,705
Asset Sales	12,615	17,320
Other Collections	1,627	1,922

Total Cash Receipts	38,765	72,228
Disbursements
FS Merchandise	(415)	(598)
RX Merchandise	(2,822)	(10,670)
Payroll and Other Employee Obligations	(4,736)	(10,174)
Rent	(53)	(1,167)
Sales Tax	(1,545)	(3,111)
Utilities	(848)	(1,230)
Other Operating Disbursements	(4,239)	(8,112)
Non-Operating Disbursements	(15,000)	(21,064)

Total Cash Disbursements	(29,658)	(56,126)
Net Cash Flow	9,107	16,102

Note: The Company was operating under cash collateral during this period and all net cash flows were used to pay down the DIP loan.

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FRED’S, INC., et al.

DEBTORS AND DEBTORS IN POSSESSION

Total Disbursements by Filed Legal Entity (unaudited, in thousands)

For period from October 6, 2019 to November 2, 2019
Legal Entity	Case Number	Disbursements
Fred’s, Inc.	19-11984	29,604
Fred’s Stores of Tennessee, Inc.	19-11982	53
505 N. Main Opp, LLC	19-11983	—
National Equipment Management and Leasing, Inc.	19-11985	—
National Pharmaceutical Network, Inc.	19-11986	—
Summit Properties – Bridgeport, LLC	19-11987	—
Summit Properties – Jacksboro, LLC	19-11988	—
Reeves-Sain Drug Store, Inc.	19-11989	—

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DEBTORS AND DEBTORS IN POSSESSION

Bank Reconciliations (unaudited)

Values in $

Debtor Name	Name of Institution	Type of Account	Account Number (last 4 digits)	Account balance as of 11/2
Fred’s, Inc.	Regions Bank	Pharmacy Lockbox	7214	—
Fred’s, Inc.	Regions Bank	Payroll	5469	—
Fred’s, Inc.	Regions Bank	Master	5477	25,525
Fred’s, Inc.	Regions Bank	Master Funding	4352	(3,484)
Fred’s, Inc.	Regions Bank	Controlled Disbursement	3377	—
Fred’s, Inc.	Regions Bank	Alcohol	2440	—
Fred’s, Inc.	Regions Bank	Sales Tax	2459	—
Fred’s, Inc.	Regions Bank	Import Customs	5899	—
Fred’s, Inc.	Regions Bank	TN Lottery	4565	—
Fred’s, Inc.	Regions Bank	AR Lottery	4638	—
Fred’s, Inc.	Regions Bank	GA Lottery	4654	—
Fred’s, Inc.	Regions Bank	TX Lottery	3132	—
Fred’s, Inc.	Regions Bank	FL Lottery	5750	—
Fred’s, Inc.	Regions Bank	KY Lottery	3430	—
Fred’s, Inc.	Regions Bank	MO Lottery	3449	—
Fred’s, Inc.	Regions Bank	NC Education Lottery	3457	—
Fred’s, Inc.	Bank of America	Import Letters of Credit	3162	11,420
Fred’s, Inc.	Bank of America	EDI	4407	98,217
Fred’s, Inc.	MetaBank	Payroll Pay Cards	0011	18,625
Fred’s, Inc.	Regions Bank	Pharmacy Escrow Acct	5963	350,000
Fred’s, Inc.	Regions Bank	Stub Rent Escrow Acct	5920	1,000,000
Fred’s, Inc.	Regions Bank	Utility Escrow Acct	5742	359,271
Fred’s Stores of Tennessee, Inc.	Ameris Bank	Store Operating	0060	2,320
Fred’s Stores of Tennessee, Inc.	Anderson Brothers Bank	Store Operating	0502	5,739
Fred’s Stores of Tennessee, Inc.	Arvest	Store Operating	0539	2,882
Fred’s Stores of Tennessee, Inc.	Arvest Bank	Store Operating	2388	1,161
Fred’s Stores of Tennessee, Inc.	Arvest Bank	Store Operating	0017	1,332
Fred’s Stores of Tennessee, Inc.	Bancorp South	Store Operating	0828	3,919
Fred’s Stores of Tennessee, Inc.	Bancorp South	Store Operating	8712	3,299
Fred’s Stores of Tennessee, Inc.	Bancorp South	Store Operating	5706	1,560
Fred’s Stores of Tennessee, Inc.	Bancorp South	Store Operating	4178	3,588
Fred’s Stores of Tennessee, Inc.	Bancorp South	Store Operating	5348	1,886
Fred’s Stores of Tennessee, Inc.	Bancorp South	Store Operating	0775	2,117
Fred’s Stores of Tennessee, Inc.	Bank of Dade	Store Operating	2384	998
Fred’s Stores of Tennessee, Inc.	Bank of Dudley	Store Operating	9392	2,537
Fred’s Stores of Tennessee, Inc.	Bank of Early	Store Operating	0759	6,441
Fred’s Stores of Tennessee, Inc.	Bank of Montgomery	Store Operating	8617	2,205
Fred’s Stores of Tennessee, Inc.	Bank of Morton	Store Operating	0318	5,010
Fred’s Stores of Tennessee, Inc.	Bank of Ripley	Store Operating	4384	3,754
Fred’s Stores of Tennessee, Inc.	Bank of The Ozarks	Store Operating	6901	1,732
Fred’s Stores of Tennessee, Inc.	Bank of Wiggins	Store Operating	7738	1,508
Fred’s Stores of Tennessee, Inc.	Bank of Winona	Store Operating	0663	773
Fred’s Stores of Tennessee, Inc.	Bank Plus	Store Operating	7511	1,359
Fred’s Stores of Tennessee, Inc.	Bank Plus	Store Operating	0738	130
Fred’s Stores of Tennessee, Inc.	Bank Plus	Store Operating	1586	3,168
Fred’s Stores of Tennessee, Inc.	Bank Plus	Store Operating	3391	1,479
Fred’s Stores of Tennessee, Inc.	Bank South	Store Operating	2673	1,335
Fred’s Stores of Tennessee, Inc.	Bankfirst Financial Services	Store Operating	4205	7,520
Fred’s Stores of Tennessee, Inc.	Banterra Bank	Store Operating	6801	1,921
Fred’s Stores of Tennessee, Inc.	BB&T	Store Operating	4848	9,716
Fred’s Stores of Tennessee, Inc.	Cadence Bank	Store Operating	2705	4,312
Fred’s Stores of Tennessee, Inc.	Cadence Bank	Store Operating	8694	2,865
Fred’s Stores of Tennessee, Inc.	Caldwell Bank & Trust	Store Operating	9751	1,256
Fred’s Stores of Tennessee, Inc.	CB&S Bank	Store Operating	9793	1,852
Fred’s Stores of Tennessee, Inc.	CB&S Bank	Store Operating	4813	2,709
Fred’s Stores of Tennessee, Inc.	Centennial Bank	Store Operating	3515	954
Fred’s Stores of Tennessee, Inc.	Century Next Bank	Store Operating	2128	1,135
Fred’s Stores of Tennessee, Inc.	Century Next Bank	Store Operating	8784	3,706
Fred’s Stores of Tennessee, Inc.	Chester County Bank	Store Operating	4427	1,849
Fred’s Stores of Tennessee, Inc.	Citizens Bank	Store Operating	9501	2,711
Fred’s Stores of Tennessee, Inc.	Citizens Bank	Store Operating	2495	586
Fred’s Stores of Tennessee, Inc.	Citizens Bank	Store Operating	2867	1,708
Fred’s Stores of Tennessee, Inc.	Citizens Bank	Store Operating	7897	10,362
Fred’s Stores of Tennessee, Inc.	Citizens Tri-County Bank	Store Operating	1016	7,457
Fred’s Stores of Tennessee, Inc.	City National Bank	Store Operating	8174	2,566
Fred’s Stores of Tennessee, Inc.	Colony Bank	Store Operating	1991	2,533
Fred’s Stores of Tennessee, Inc.	Colony Bank	Store Operating	3410	2,349
Fred’s Stores of Tennessee, Inc.	Commercial State Bank	Store Operating	5801	604
Fred’s Stores of Tennessee, Inc.	Community One	Store Operating	3865	624
Fred’s Stores of Tennessee, Inc.	Concordia Bank	Store Operating	8829	1,227
Fred’s Stores of Tennessee, Inc.	Concordia Bank & Trust Co	Store Operating	7288	3,167
Fred’s Stores of Tennessee, Inc.	Cornerstone Bank	Store Operating	0096	779
Fred’s Stores of Tennessee, Inc.	Delta Bank	Store Operating	4022	1,799
Fred’s Stores of Tennessee, Inc.	Delta Bank	Store Operating	9366	2,930

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FRED’S, INC., et al.

DEBTORS AND DEBTORS IN POSSESSION

Bank Reconciliations (unaudited)

Values in $

Debtor Name	Name of Institution	Type of Account	Account Number (last 4 digits)	Account balance as of 11/2
Fred’s Stores of Tennessee, Inc.	Farmer State Bank	Store Operating	6013	16,760
Fred’s Stores of Tennessee, Inc.	Farmers & Merchants Bank	Store Operating	6822	45,036
Fred’s Stores of Tennessee, Inc.	Farmers & Merchants Bank	Store Operating	7301	3,795
Fred’s Stores of Tennessee, Inc.	First American National Bank	Store Operating	4848	6,192
Fred’s Stores of Tennessee, Inc.	First Bank	Store Operating	7244	1,741
Fred’s Stores of Tennessee, Inc.	First Bank	Store Operating	2166	2,232
Fred’s Stores of Tennessee, Inc.	First Bank	Store Operating	6219	(879)
Fred’s Stores of Tennessee, Inc.	First Bank	Store Operating	7451	2,556
Fred’s Stores of Tennessee, Inc.	First Choice Bank	Store Operating	1139	3,589
Fred’s Stores of Tennessee, Inc.	First Citizens	Store Operating	9466	4,018
Fred’s Stores of Tennessee, Inc.	First Citizens	Store Operating	5539	4,373
Fred’s Stores of Tennessee, Inc.	First Citizens	Store Operating	4001	1,724
Fred’s Stores of Tennessee, Inc.	First Citizens	Store Operating	3001	2,717
Fred’s Stores of Tennessee, Inc.	First Citizens Bank	Store Operating	2927	1,755
Fred’s Stores of Tennessee, Inc.	First Farmers & Merchants	Store Operating	5274	2,109
Fred’s Stores of Tennessee, Inc.	First Farmers & Merchants Bank	Store Operating	0360	974
Fred’s Stores of Tennessee, Inc.	First Federal Bank of Louisiana	Store Operating	5467	1,609
Fred’s Stores of Tennessee, Inc.	First Guaranty Bank	Store Operating	5568	4,766
Fred’s Stores of Tennessee, Inc.	First Guaranty Bank	Store Operating	7389	3,218
Fred’s Stores of Tennessee, Inc.	First Guaranty Bank	Store Operating	2625	910
Fred’s Stores of Tennessee, Inc.	First Guaranty Bank	Store Operating	1161	1,304
Fred’s Stores of Tennessee, Inc.	First National Bank	Store Operating	2124	460
Fred’s Stores of Tennessee, Inc.	First National Bank	Store Operating	4027	2,100
Fred’s Stores of Tennessee, Inc.	First National Bank	Store Operating	1643	1,484
Fred’s Stores of Tennessee, Inc.	First National Bank of Wynne	Store Operating	0901	1,757
Fred’s Stores of Tennessee, Inc.	First Security Bank	Store Operating	0193	129
Fred’s Stores of Tennessee, Inc.	First Security Bank	Store Operating	9973	1,484
Fred’s Stores of Tennessee, Inc.	First Security Bank	Store Operating	5693	1,399
Fred’s Stores of Tennessee, Inc.	First State Bank	Store Operating	9547	1,721
Fred’s Stores of Tennessee, Inc.	First State Bank	Store Operating	8883	2,059
Fred’s Stores of Tennessee, Inc.	FNBC	Store Operating	9890	1,080
Fred’s Stores of Tennessee, Inc.	German American Bank	Store Operating	8401	2,769
Fred’s Stores of Tennessee, Inc.	Gibsland Bank & Trust	Store Operating	6231	1,273
Fred’s Stores of Tennessee, Inc.	Gibsland Bank & Trust	Store Operating	5901	4,152
Fred’s Stores of Tennessee, Inc.	Glennville Bank	Store Operating	8454	3,161
Fred’s Stores of Tennessee, Inc.	Hancock Bank	Store Operating	5810	6,763
Fred’s Stores of Tennessee, Inc.	Headland National Bank	Store Operating	6073	16,543
Fred’s Stores of Tennessee, Inc.	Helena National Bank	Store Operating	7434	1,638
Fred’s Stores of Tennessee, Inc.	Home Trust Bank	Store Operating	3070	2,239
Fred’s Stores of Tennessee, Inc.	Iberia Bank	Store Operating	1953	6,323
Fred’s Stores of Tennessee, Inc.	JD Bank	Store Operating	8193	3,151
Fred’s Stores of Tennessee, Inc.	Marion State Bank	Store Operating	5061	1,429
Fred’s Stores of Tennessee, Inc.	Mckenzie Banking Co	Store Operating	3153	1,668
Fred’s Stores of Tennessee, Inc.	Mechanics Bank	Store Operating	3393	1,380
Fred’s Stores of Tennessee, Inc.	Merchants & Farmers Bank	Store Operating	2565	1,010
Fred’s Stores of Tennessee, Inc.	Merchants & Farmers Bank	Store Operating	1095	2,981
Fred’s Stores of Tennessee, Inc.	Metro Bank	Store Operating	3131	3,079
Fred’s Stores of Tennessee, Inc.	Morgantown Bank & Trust	Store Operating	3301	1,364
Fred’s Stores of Tennessee, Inc.	Mount Vernon Bank	Store Operating	0473	1,978
Fred’s Stores of Tennessee, Inc.	Northeast Georgia Bank	Store Operating	5697	3,339
Fred’s Stores of Tennessee, Inc.	Peoples Bank	Store Operating	5520	1,844
Fred’s Stores of Tennessee, Inc.	Peoples Trust Bank	Store Operating	0345	3,531
Fred’s Stores of Tennessee, Inc.	Piggott State Bank	Store Operating	3085	1,314
Fred’s Stores of Tennessee, Inc.	Pinnacle Bank	Store Operating	4780	954
Fred’s Stores of Tennessee, Inc.	Planters First Bank	Store Operating	2882	2,850
Fred’s Stores of Tennessee, Inc.	Priority One Bank	Store Operating	2258	1,969
Fred’s Stores of Tennessee, Inc.	Queensborough National Bank & Trust Co	Store Operating	6601	4,668
Fred’s Stores of Tennessee, Inc.	Queensborough National Bank & Trust Co	Store Operating	7343	4,762
Fred’s Stores of Tennessee, Inc.	Regions Bank	Store Operating	0077	17,581
Fred’s Stores of Tennessee, Inc.	Regions Bank	Store Operating	0115	51,795
Fred’s Stores of Tennessee, Inc.	Regions Bank	Store Operating	0058	4,257
Fred’s Stores of Tennessee, Inc.	Renasant Bank	Store Operating	5445	3,465
Fred’s Stores of Tennessee, Inc.	Renasant Bank	Store Operating	1226	3,357
Fred’s Stores of Tennessee, Inc.	Renasant Bank	Store Operating	4205	1,264
Fred’s Stores of Tennessee, Inc.	Renasant Bank	Store Operating	1349	1,757
Fred’s Stores of Tennessee, Inc.	Richton Bank and Trust Co	Store Operating	2262	1,656
Fred’s Stores of Tennessee, Inc.	Robertson Banking Company	Store Operating	2891	805
Fred’s Stores of Tennessee, Inc.	Sabine State	Store Operating	1535	1,698
Fred’s Stores of Tennessee, Inc.	Sabine State Bank & Trust Co	Store Operating	0583	5,198
Fred’s Stores of Tennessee, Inc.	Security State Bank	Store Operating	3456	2,436
Fred’s Stores of Tennessee, Inc.	Signature Bank of Arkansas	Store Operating	0010	720
Fred’s Stores of Tennessee, Inc.	Simmons Bank	Store Operating	1621	2,895
Fred’s Stores of Tennessee, Inc.	Simmons First	Store Operating	1696	2,755
Fred’s Stores of Tennessee, Inc.	Simmons First Bank	Store Operating	0944	1,350

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FRED’S, INC., et al.

DEBTORS AND DEBTORS IN POSSESSION

Bank Reconciliations (unaudited)

Values in $

Debtor Name	Name of Institution	Type of Account	Account Number (last 4 digits)	Account balance as of 11/2
Fred’s Stores of Tennessee, Inc.	Simmons First National Bank	Store Operating	7473	1,551
Fred’s Stores of Tennessee, Inc.	South Crest	Store Operating	2024	2,825
Fred’s Stores of Tennessee, Inc.	South State Bank	Store Operating	8401	5,277
Fred’s Stores of Tennessee, Inc.	Southern Bank & Trust	Store Operating	1102	1,699
Fred’s Stores of Tennessee, Inc.	Suntrust	Store Operating	6390	1,513
Fred’s Stores of Tennessee, Inc.	TD Bank	Store Operating	0141	6,895
Fred’s Stores of Tennessee, Inc.	Tensas State Bank	Store Operating	1820	4,783
Fred’s Stores of Tennessee, Inc.	The Bank of Eastman	Store Operating	8464	4,161
Fred’s Stores of Tennessee, Inc.	The Bank of Lafayette	Store Operating	9018	861
Fred’s Stores of Tennessee, Inc.	The Heritage Bank	Store Operating	6965	795
Fred’s Stores of Tennessee, Inc.	The Heritage Bank	Store Operating	4468	3,763
Fred’s Stores of Tennessee, Inc.	The Heritage Bank	Store Operating	8388	2,838
Fred’s Stores of Tennessee, Inc.	Tippins Bank & Trust Co	Store Operating	9797	3,023
Fred’s Stores of Tennessee, Inc.	Tower Community Bank	Store Operating	6901	1,682
Fred’s Stores of Tennessee, Inc.	Town & Country National Bank	Store Operating	0427	8,902
Fred’s Stores of Tennessee, Inc.	Trustmark National Bank	Store Operating	7279	3,787
Fred’s Stores of Tennessee, Inc.	Trustmark National Bank	Store Operating	0192	3,563
Fred’s Stores of Tennessee, Inc.	Trustmark National Bank	Store Operating	5999	5,671
Fred’s Stores of Tennessee, Inc.	Trustmark National Bank	Store Operating	1891	3,194
Fred’s Stores of Tennessee, Inc.	United Community Bank	Store Operating	9868	7,400
Fred’s Stores of Tennessee, Inc.	United Community Bank	Store Operating	4323	830
Fred’s Stores of Tennessee, Inc.	Valley National Bank	Store Operating	6008	9,631
Fred’s Stores of Tennessee, Inc.	Warren Bank & Trust Co	Store Operating	1779	2,195
Fred’s Stores of Tennessee, Inc.	Wells Fargo	Store Operating	3460	32,130
Fred’s Stores of Tennessee, Inc.	Regions Bank	Store Operating	4399	2,878

NOTE: Account Balances provided as of 11/2 or date of latest account activity

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DEBTORS AND DEBTORS IN POSSESSION

Total Disbursements to Retained Professionals (unaudited, in thousands)

For period from October 6, 2019 to November 2, 2019
Retained Professionals	Approved Amounts	Disbursements
Total	$—	$—

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MOR 2 - CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited, in thousands)

For period from October 6, 2019 to November 2, 2019
Net sales	22,454
Cost of goods sold	32,878

Gross profit	(10,424)
Depreciation and amortization	548
Selling, general and administrative expenses	16,412

Operating loss	(27,384)
Interest expense	9

Loss before income taxes	(27,393)
Provision (benefit) for income taxes	—

Net loss from continuing operations	(27,393)
Net loss from discontinued operations	—

Net Loss	(27,393)

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MOR 3 - CONSOLIDATED BALANCE SHEETS (unaudited, in thousands)

As of November 2, 2019
ASSETS
Current assets:
Cash and cash equivalents	3,882,637
Inventories	2,256,772
Receivables, less allowance for doubtful accounts of $2,344 and $1,360, respectively	5,971,565
Other non-trade receivables	42,130,987
Prepaid expenses and other current assets	4,644,054

Total Current Assets	58,886,016
Property and equipment, less accumulated depreciation and amortization	38,427,219
Goodwill	—
Intangible assets, net	2,931,812
Other noncurrent assets, net	84,649,170

Total Assets	184,894,217
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	56,806,522
Current portion of indebtedness	287,047
Accrued expenses and other	60,597,330

Total Current Liabilities	117,690,899
Long-term portion of indebtedness	14,394,073
Other noncurrent liabilities	87,606,444

Total Liabilities	219,691,416
Shareholders’ Equity:
Preferred stock, nonvoting, no par value	—
Preferred stock, Series A junior participating nonvoting, no par value	—
Preferred stock, Series C junior participating voting, no par value	—
Common stock, Class A voting, no par value	128,130,618
Common stock, Class B nonvoting, no par value	—
Treasury Stock, at cost	(10,822,888)
Retained earnings	(152,660,398)
Accumulated other comprehensive income	555,469

Total shareholders’ equity	(34,797,199)
Total liabilities and shareholders’ equity	184,894,217

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MOR - 4 Status of Post Petition Taxes

The Debtors continue to pay post-petition taxes as they become due and are current on those payments. If payments become past due the Debtors will include a schedule in the MOR listing past due post-petition taxes.

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Summary of Unpaid Post-Petition Debts (unaudited, in Thousands)

Post-Petition Debts Aging Amount	Total
Current	323
0 - 30 Days Old	724
31 - 60 Days Old	159
61 - 90 Days Old	—
91 + Days Old	—

Total Post-Petition Debts	1,206

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DEBTORS AND DEBTORS IN POSSESSION

Trade Receivable Aging (unaudited, in Thousands)

	Credit Card	Pharmacy	Total
Trade Receivable Aging Amount
Current	—	—	—
0 - 30 Days Old	16	7,615	7,631
31 - 60 Days Old	—	—	—
61 - 90 Days Old	—	—	—
91 + Days Old	—	—	—

Total Trade Receivable	16	7,615	7,631

NOTE: The above amounts solely include trade receivables and do not include intercompany balances and may not agree to the balance sheet due to credits and other items.

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Questionnaire

				Yes	No

1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.

During this period, the debtors liquidated certain inventory and FF&E for amounts below normal course pricing. Real estate, pharmacy scripts, and pharmacy inventory have also been sold to third-party buyers. The Debtor’s held an auction on 10/28/2019 for all remaining owned real estate and the Dublin Distribution Center.

X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.					X
3. Have all post-petition tax returns been filed timely? If no, provide an explanation below.				X
4. Are workers compensation, general liability, and other necessary insurance coverages in effect? If no, provide an explanation below.				X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.					X

Account Name	Purpose	Business	Acct Number	Bank Name	Date
Stub Rent Escrow	Required Stub Rent Escrow Account	Fred’s, Inc	XXXXX5920	Regions Bank	10/21/2019